Exhibit 10.1

WAIVER OF REGISTRATION REQUIREMENT

This Waiver of Registration Requirement (this “Waiver”), dated as of December _____, 2012, is being provided pursuant to Section 6(f) of the Registration Rights Agreement dated as of November 7, 2012 (the “RRA”) between Spherix Incorporated (the “Company”) and the purchasers (the “Purchasers”) of common stock and warrants from the Company in its November 7, 2012 private placement transaction (the “Private Placement”).  All undefined capitalized terms contained herein shall have the meanings set forth in the RRA.

The RRA requires the filing of an the Initial Registration Statement in order to register the resale of the securities sold in the Private Placement on or before the Filing Date and to cause such Initial Registration Statement to be declared effective by the Securities and Exchange Commission (the “SEC”) on or before the Effectiveness Date (as such terms are defined in the RRA).  The Company has prepared a draft of the Initial Registration Statement and has presented the draft to the Purchasers, as required by the RRA.  The undersigned, constituting the Holders of at least 51% of the Registrable Securities, have determined to (i) waive the registration requirement, subject to the new filing obligations set forth below and (ii) waive any and all damages, penalties and defaults related to the Company not filing the Initial Registration Statement on or before the Filing Date and causing such Initial Registration Statement being declared effective by the SEC on or before the Effectiveness Date in accordance with the original terms of the RRA.  Additionally, the undersigned Purchasers  further agree that:

•
The Company will be obligated to file the Initial Registration Statement within thirty (30) calendar days of receipt of written notice to make such filing signed by holders of at least 51% of the Registration Securities(the “Filing Notification”);  and

•
The Effectiveness Date will hereinafter be defined as ”the ninetieth (90th) calendar day following the date the Company receives the Filing Notification (or in the event of a “full review” by the Commission, the one hundred twentieth (120th) calendar day following the date the Company receives the Filing Notification);  and

•	All other relevant dates/deadlines set forth in the RRA shall be adjusted consistent with the foregoing.

Except as set forth herein, the RRA and the related transaction documents remain unmodified and in full force and effect.  In the event of any inconsistency between the provisions of the RRA or any related transaction document, any or all of which as may have been previously amended, and the provisions of this Waiver, the provisions hereof shall prevail

The undersigned have executed counterpart signature pages to this Waiver.

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PURCHASER:

By:

No. Shares Held:
No. of Warrants Held:

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